Fair Value Measurement	12 Months Ended
Dec. 31, 2018
Fair Value Disclosures [Abstract]
Fair Value Measurement	Fair Value Measurement
The following table provides the assets and liabilities carried at fair value measured on a recurring basis as of December 31, 2018 and 2017 (in thousands):

	Fair Value Measurements at December 31, 2018
	Carrying Value	Level 1	Level 2	Level 3
Liabilities:
Put option of noncontrolling shareholders (1)	(173)	—	—	(173)
Contingent consideration - acquisitions (2)	(4,374)	—	—	(4,374)
Interest rate swap	(2,072)	—	(2,072)	—
Total recorded at fair value	$(6,619)	$—	$(2,072)	$(4,547)

(1)	Represents put options issued to noncontrolling shareholders in connection with the Liberty acquisition in 2010 and the 5.11 acquisition in 2016.

(2)	Represents potential earn-out payable as additional purchase price consideration by Velocity Outdoor in connection with the acquisition of Ravin.

	Fair Value Measurements at December 31, 2017
	Carrying Value	Level 1	Level 2	Level 3
Liabilities:
Put option of noncontrolling shareholders (1)	(178)	—	—	(178)
Interest rate swap	(6,107)	—	(6,107)	—
Total recorded at fair value	$(6,285)	$—	$(6,107)	$(178)

(1)	Represents put options issued to noncontrolling shareholders in connection with the Liberty acquisition in 2010 and the 5.11 acquisition in 2016.

A reconciliation of the change in the carrying value of the Company’s Level 3 fair value measurements is as follows:

	Year ended December 31,
(in thousands)	2018	2017

Balance at January 1st	$(178)	$(5,010)
Contingent consideration - Sterno Home	—	(382)
Contingent consideration - Rimports	(4,800)	—
Contingent consideration - Ravin	(4,734)	—
Payment of contingent consideration - Sterno Home	—	475
(Increase) decrease in the fair value of put option of noncontrolling shareholders - Liberty	—	8
(Increase) decrease in the fair value of put option of noncontrolling shareholder - 5.11	5	(5)
Adjustment to Ravin contingent consideration	360	—
Reversal of contingent consideration - Rimports	4,800	—
Reversal of contingent consideration - Baby Tula	—	3,780
Reversal of contingent consideration - Sterno Home	—	956
Balance at December 31st	$(4,547)	$(178)

Valuation Techniques
Options of noncontrolling shareholders
The put options of noncontrolling shareholders were determined based on inputs that were not readily available in public markets or able to be derived from information available in publicly quoted markets. As such, the Company categorized the put options of the noncontrolling shareholders as Level 3. The primary inputs associated with this valuation are earnings before interest, taxes amortization and depreciation times a multiple established in the shareholder put option agreement, which is used to determine a per share equity value for the shares that can be put back to the Company. The per share equity value of the Liberty put option is discounted for liquidity and marketability, as well as the probability of a triggering event. An increase or decrease in these primary inputs would not have a material impact on the determination of the fair value of these put options. As a result of the Liberty recapitalization (refer to "Note N - Noncontrolling Interest" for a description of the transaction), the number of shares that can be put back to the Company by the noncontrolling shareholders increased, resulting in an increase in the fair value of the put option.
Interest rate swap
The Company’s derivative instruments at December 31, 2018 consisted of an over-the-counter interest rate swap contract which is not traded on a public exchange. The fair value of the Company’s interest rate swap contract was determined based on inputs that were readily available in public markets or could be derived from information available in publicly quoted markets. As such, the Company categorized the swap as Level 2. Changes in the fair value of the interest rate swap liability during the year ended December 31, 2018 were expensed to interest expense on the consolidated statement of operations. Refer to "Note I - Derivative Instruments and Hedging Activities" for further information.
Contingent Consideration
For certain acquisition of businesses that the Company or its subsidiaries make, a portion of the acquisition price will be contingent consideration. The following is a summary of the contingent consideration arrangements entered into by the Company's subsidiaries in the prior three years and the valuation methodologies:

•
Sterno entered into a contingent consideration arrangement in connection with their purchase of Rimports in February 2018. The purchase price of Rimports includes a potential earn-out of up to$25 million contingent on the attainment of certain future performance criteria of Rimports for the twelve-month period from May 1, 2017 to April 30, 2018 and the fourteen month period from March 1, 2018 to April 30, 2019. The fair value of the contingent consideration was estimated at $4.8 million at acquisition date and was calculated as the present value of a probability adjusted earnout payment based on the expected term of the payment and a risk-adjusted discount rate. At December 31, 2018, the Company determined that the probability of achieving the earn-out was zero and therefore reversed the amount that was recorded as part of the purchase consideration.

•
Velocity Outdoor entered into a contingent consideration arrangement in connection with their purchase of Ravin Crossbows in September 2018. The purchase price of Ravin includes a potential earn-out of up to $25.0 million based on gross profit levels for the trailing twelve month period ending December 31, 2018. The fair value of the contingent consideration was estimated at $4.7 million at acquisition date and was calculated using a risk-adjusted option pricing model. The earnout was adjusted to $4.3 million at December 31, 2018 based on actual results to date. The earn-out is expected to be paid in the second quarter of 2019.

•
Sterno entered into a contingent consideration arrangement associated with the purchase of Sterno Home (formerly NII) in January 2016. The earnout provision provides for payments up to $1.8 million over a two year period subsequent to acquisition. Earnings before interest, taxes, depreciation and amortization ("EBITDA") is the performance target defined and measured to determine the earnout payment due, if any, after each defined measurement period. The contingent consideration was valued at $1.5 million using probability weighted models. During the quarter ended September 30, 2016, Sterno paid $0.5 million of the contingent consideration. At December 31, 2016, Sterno determined that it was more likely than not that the full amount of the contingent consideration would be paid out, and recorded an additional $0.4 million in earnout, which was recorded though the statement of operations. Sterno paid an additional $0.5 million in the first quarter of 2017 related to an earnout milestone as of December 31, 2016. At December 31, 2017, Sterno determined that the final earnout milestone had not been met, and reversed the remaining contingent consideration liability.

•
In connection with the acquisition of Baby Tula in May 2016, Ergobaby entered into a contingent consideration arrangement with the sellers. The earnout provision provides for additional consideration of $8.2 million if the gross profit for Baby Tula for the 2017 fiscal year exceeds a specified level. No earnout amount will be paid if the specified gross profit level is not met. Ergobaby valued the contingent consideration at a fair value of $3.8 million using a probability weighted option pricing model. At December 31, 2017, Ergobaby determined that the earnout provision would not be met and reversed the fair value of the liability.

2018 Term Loan
At December 31, 2018, the carrying value of the principal under the Company's outstanding 2018 Term Loan, including the current portion, net of original issue discount, was $492.4 million, which approximates fair value because it has a variable interest rate that reflects market changes in interest rates and changes in the Company's net leverage ratio. The estimated fair value of the outstanding 2018 Term Loan is classified as Level 2 in the fair value hierarchy.
Senior Notes
The Company's Senior Notes consisted of the following carrying value and estimated fair value (in thousands):

			Fair Value Hierarchy Level	December 31, 2018
	Maturity Date	Rate		Carrying Value	Fair Value
Senior Notes	May 1, 2026	8.000%	2	400,000	396,000

Nonrecurring Fair Value Measurements
The following tables provide the assets and liabilities carried at fair value measured on a non-recurring basis as of December 31, 2017 and 2016. Refer to "Note G – Goodwill and Intangible Assets", for a description of the valuation techniques used to determine fair value of the assets measured on a non-recurring basis in the table below. There were no assets and liabilities carried at fair value measured on a non-recurring basis as of December 31, 2018.

					Expense
	Fair Value Measurements at December 31, 2017				Year ended
(in thousands)	Carrying Value	Level 1	Level 2	Level 3	December 31, 2017
Goodwill - Arnold	$26,903	$—	$—	$26,903	$8,864
					$8,864

					Expense
	Fair Value Measurements at December 31, 2016				Year ended
(in thousands)	Carrying Value	Level 1	Level 2	Level 3	December 31, 2016
Goodwill - Arnold	$35,767	$—	$—	$35,767	$16,000
Property, plant and equipment (1)	$—	$—	$—	$—	$411
Technology (1)	$—	$—	$—	$—	$3,460
Tradename (1)	$—	$—	$—	$—	$20
Customer relationships (1)	$—	$—	$—	$—	$2,008
(1) Represents the fair value of the respective assets at the Orbit Baby product line, Refer to "Note G - Goodwill and Intangible Assets" for further discussion regarding the impairment and valuation techniques applied.